EXHIBIT 10.1

                COMMON STOCK PURCHASE AGREEMENT


     THIS COMMON STOCK PURCHASE AGREEMENT
("Agreement") is made as of the 15th day of November, 2000 by and between Americomm Resources Corporation, a Delaware corporation (the "Company"), and Empire
Petroleum Corporation, a Delaware corporation (the
"Purchaser").

      THE PARTIES HEREBY AGREE AS FOLLOWS:

      1.    Purchase and Sale of Common Stock.

            1.1	Sale and Issuance of Common Stock.
Subject to the terms and conditions of this Agreement, the Purchaser agrees to purchase at the Closing, and the Company agrees to sell and issue to the Purchaser at the Closing, Three Hundred Seventy-Five Thousand (375,000) shares of the Company's common stock, par value $.001 per share (the "Shares"), at a purchase price of U.S. $0.40 per share for a total purchase price of U.S. $150,000.

            1.2	Closing.  The purchase and sale of the
Shares shall take place at the offices of the Company, First Place Tower, Suite 4000, 15 East 5th Street, Tulsa,
Oklahoma, at 10:00 a.m., on the later of November 15, 2000 or such date as soon as practicable after the conditions described in Section 1.3 have been satisfied or have been waived by the Company and the Purchaser (or at such other time and place as the Company and the Purchaser mutually agree upon, orally or in writing) (which time and place are designated as the "Closing"). At the Closing, the Company shall deliver to the Purchaser a certificate representing the Shares against delivery to the Company by the Purchaser of a check made payable to the Company or wire transfer to an account designated by the Company of the aggregate purchase price therefor.

            1.3	Farmout Agreement.  This Agreement is
entered into pursuant to and in connection with that certain Farmout Agreement entered into or proposed to be entered into by and among the Company and the other parties named therein (the "Farmout Agreement") relating to certain oil and gas leases covering approximately 100,000 acres of land in Niobrara, Weston and Converse Counties in the State of Wyoming. The Closing of this Agreement and the obligations of the Company to sell, and of the Purchaser to purchase, the Shares are expressly conditioned upon the satisfaction or waiver, as described above, of the following conditions: (i) the execution and delivery in form acceptable to the Company of the Farmout Agreement by all parties thereto and the effectiveness thereof and ( ii) the approval by the Bureau of Land Management of the "Timber Draw Unit" as described in the Farmout Agreement.

      2.    Representations and Warranties of the Company.
The Company hereby represents and warrants to the Purchaser as follows:

            2.1	Organization, Good Standing and
Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to carry on its business as now conducted and as proposed to be conducted. The Company is duly qualified to transact business and is in good standing in each jurisdiction in which the failure so to qualify would have a material adverse effect on its business or properties.

            2.2	Capitalization.  The authorized capital of
the Company consists of 50,000,000 shares of common stock, par value $.001 per share, of which 14,879,589 shares are issued and outstanding. Except for outstanding warrants, options or other convertible securities for purchase of up to 1,659,996 shares of common stock, there are not outstanding any options, warrants, rights (including conversion or preemptive rights) or agreements, orally or in writing, for the purchase or acquisition from the Company of any shares of its capital stock.

            2.3	Authorization.  All corporate action on the
part of the Company, its officers, directors and shareholders necessary for the authorization, execution and delivery of this Agreement, the performance of all obligations of the Company hereunder and the authorization, issuance and delivery of the Shares has been taken or will be taken, and this Agreement constitutes a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms.

	      2.4	Valid Issuance of Securities.  The Shares
that are being issued to the Purchaser, when issued, sold and delivered in accordance with the terms hereof for the consideration expressed herein, will be duly and validly issued, fully paid and nonassessable. Based in part upon the representations of the Purchaser in this Agreement, the Shares will be issued in compliance with applicable United States federal and state securities laws.

      3.    Representations and Warranties of the Purchaser.
The Purchaser hereby represents and warrants to the Company as follows:

            3.1	Organization, Good Standing and
Qualification. The Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to carry on its business as now conducted and as proposed to be conducted. The
Purchaser is duly qualified to transact business and is in good standing in each jurisdiction in which the failure so to qualify would have a material adverse effect on its business or properties.

            3.2	Authorization.  All corporate action on
the part of the Purchaser, its officers, directors and shareholders necessary for the authorization, execution and delivery of this Agreement and the performance of all obligations of the Purchaser hereunder has been taken or will be taken, and this Agreement constitutes a valid and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with its terms.

            3.3	Purchase for Own Account; Substantial Risk
and Absence of Liquidity. The Purchaser is acquiring the Shares solely for the Purchaser's own account, for investment purposes only and not with a view to, or for, subdivision, resale, distribution, or fractionalization thereof, or for the account, in whole or in part, of others. The Purchaser recognizes the restrictions on the transferability of the Shares, and is able to bear the substantial economic risk of an investment in the Shares, including a complete loss thereof, for an indefinite period of time.

The Purchaser has no need for liquidity in this investment and has no reason to anticipate any change in circumstances, financial or otherwise, or other particular occasion or event which might cause or require the Purchaser to attempt to sell or transfer any of the Shares.

            3.4	Restrictions on Transfer.  The Purchaser
understands that the sale of the Shares to the Purchaser is intended to be exempt from registration under the Securities Act of 1933, as amended (the "Securities Act"), by virtue of
Section 4(2) of the Securities Act and applicable state securities laws. The Purchaser will not sell, hypothecate or otherwise transfer any or all of the Shares other than in accordance with the following provisions:

            (a)  Pursuant to a specific exemption from
registration under the Securities Act and applicable state securities laws, but only upon the Purchaser first having delivered to the Company a favorable reasoned written opinion of counsel for the Purchaser, reasonably satisfactory in form and substance to the Company, to the effect that the proposed sale or transfer is exempt from registration under the Securities Act and any applicable state securities laws; or

            (b) Pursuant to a registration statement under the Securities Act which has become effective, and a prospectus related thereto which is current, with respect to the securities to be disposed of, and if required, a registration statement under applicable state securities laws.

            3.5	Not Registered.  The Purchaser
understands that the Shares are not registered under the Securities Act or applicable state securities laws and such securities must be held indefinitely, unless the subsequent disposition thereof is registered under the Securities Act and applicable state securities laws or an exemption from such registration is available.
Except as provided in Section 4 hereof, the Company has not undertaken to register the Shares pursuant to the Securities Act and, except as provided therein, will have no obligation to effect on behalf of the Purchaser any registration under the Securities Act or to assist the Purchaser in complying with any exemption from registration under the Securities Act or any state securities laws.

           3.6	Legends.  The Purchaser acknowledges
that the certificates representing the Shares, and any substitutions or replacements thereof, may bear one or all of the following legends:

           (a)    "The Shares represented by this
certificate have not been registered under the Securities Act of l933, as amended, and may not be sold, hypothecated or otherwise transferred or disposed of in the absence of such registration, unless an exemption from the requirement of such registration is available under the circumstances at the time obtaining and the Company has received an opinion of counsel satisfactory to the Company to such effect."

           (b)	Any legend required by the applicable
securities laws of any state to the extent such laws are applicable to the certificate so legended.

           3.7	Informed  Decision; Access to
Information. The Purchaser further represents and warrants that in order to make an informed decision in connection with the purchase of the Shares:

           (a)	The Purchaser has reviewed the merits
and risks of an investment in the Shares with tax and legal counsel and with an investment advisor to the extent deemed advisable by the Purchaser;

           (b)	The Purchaser recognizes that an
investment in the Shares involves a number of significant risks, including, without limitation, the risks inherent in oil and natural gas exploration and development, the Company's limited operating resources, the limited market in the Company's common stock and other risks described in the Company's Annual Report on Form 10-KSB for the year ended December 31, 1999 as filed with the United
States Securities and Exchange Commission.  The
Purchaser, or the Purchaser's agent or representative, has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Shares; and

           (c)	The Purchaser, or the Purchaser's
agent or representative, (i) has been provided with or been permitted access to sufficient information with respect to the Company and its business and properties, including, without limitation, the Company's Annual
Report on Form 10-KSB for the year ended December 31, 1999, the Company's Quarterly Reports on Form 10-QSB, as amended, for the quarters ended March 31, 2000 and June 30, 2000 and the Company's Quarterly Report on
Form 10-QSB for the quarter ended September 30, 2000 as filed with the United States Securities and Exchange
Commission; (ii) has been provided with such additional information with respect to the Company and its business and properties as the Purchaser or the Purchaser's agent or representative has requested; and (iii) has had the opportunity to discuss such information with members of the management of the Company and any questions that the Purchaser had with respect thereto have been answered to the full satisfaction of the Purchaser.

            3.8	Independent Advice.  The Purchaser is
not relying on the Company with respect to the economic, tax and other considerations to the Purchaser relating to this investment. With respect to such considerations, the Purchaser has relied on the advice of the Purchaser's own qualified advisors to the extent the Purchaser has deemed appropriate.

            3.9	Suitability.  The Purchaser represents
and warrants that the Purchaser is either an "accredited investor" as that term is defined in Rule 501 promulgated under the Securities Act or the Purchaser, and its shareholders, each has substantial knowledge and experience in the oil and gas industry or in the making of investments of the type contemplated by this Agreement.

            3.10	No Inconsistent Representations.  No
oral or written representations have been made or oral or written information furnished to the Purchaser or the Purchaser's advisors in connection with the purchase of the Shares which were in any way inconsistent with the information provided to the Purchaser.

            3.11	Forward-Looking Statements.  The
Purchaser understands and acknowledges that the contents of any discussions with Company management and the matters included in any information provided by the Company to the Purchaser may include
"forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. As such, those statements involve known and unknown risks and uncertainties which may cause the actual results in future periods to be materially different from any future performance that the Company presently anticipates or predicts. The Purchaser has been cautioned not to place undo reliance on any forward-looking statements.

            3.12	No Governmental Review.  The Purchaser
recognizes that no governmental agency has passed upon the issuance of the Shares or made any finding or determination as to the fairness of the transactions contemplated hereby.

            3.13	No General Solicitation.  The Purchaser
is not purchasing the Shares as a result of or subsequent to any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, or presented at any seminar or meeting, or any solicitation of a subscription by a person not previously known to the Purchaser in connection with investments in securities generally.

     4.     Registration Rights.

            4.1	Definitions.  For purposes of this
Section 4, the following terms shall have the following respective meanings:

            (a)	"Commission" shall mean the United
States Securities and Exchange Commission or any other
Federal agency at the time administering the Securities Act.

            (b)	The term "holder or holders of Registrable
Stock" shall mean the holders of Shares issued pursuant to this Agreement.

            (c)	The terms "register," "registered" and
"registration" refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Securities Act, and the declaration or ordering of effectiveness of such registration statement or document by the Commission.

            (d)	The term "Registration Period" shall mean
the period commencing on the ninetieth day following the Closing and ending on the fifth anniversary of such date.

            (e)	The term "Registrable Stock" means (i)
the Shares issued to the Purchaser pursuant to this Agreement, and (ii) any common stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued
as) a dividend or other distribution with respect to or in exchange for or in replacement of, such Common Stock of the Company; provided, however, that shares of Registrable Stock shall cease to be Registrable Stock if they are sold or transferred pursuant to a registered public offering or other transaction which does not result in restrictions on resale being imposed on the transfer by virtue of Federal or state securities laws;
and provided further that Registrable Stock shall cease to be Registrable Stock if the holder could sell or transfer all such Registrable Stock held by such holder in one transaction pursuant to Rule 144 promulgated under the Securities Act.

            (f)	"Securities Act" shall mean the United
States Securities Act of 1933, as amended, or any similar
Federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

            4.2	Demand Registration.

            (a)	Upon the written request of any holder
or holders ("Initiating Holders") of at least 175,000 shares (adjusted as provided in Section 4.1) of Registrable Stock (the "Initiating Number"), which request shall be given during the Registration Period, shall state the intended method of disposition by such Initiating Holders and shall request that the Company effect the registration of all or part of the Registrable Stock under the Securities Act, the Company shall promptly give written notice of such requested registration to all other holders, if any, of Registrable Stock. If, after the expiration of thirty days from the mailing of such notice to the holders of Registrable Stock, the Company shall have received written requests to register a minimum of 175,000 shares of Registrable Stock (as adjusted and provided in Section 4.1) which requests shall state the intended method of disposition of such securities by such holders, the Company shall use all reasonable efforts to prepare and file with the Commission a post-effective amendment to a registration statement, a new registration statement, if then required, and such other documents, including an amended or supplemented prospectus, as may be necessary to permit a public offering and sale of such Registrable Stock in the United States in compliance with the provisions of the Securities Act, all to the extent requisite to permit the disposition
(in accordance with the intended methods thereof as aforesaid) by the holders of the Registrable Stock so to be registered. If such sale of Registrable
Stock is to be pursuant to an underwritten offering, the underwriter shall be selected by the Initiating
Holders and shall be reasonably acceptable to the Company. If the underwriter selected determines that the number of shares so to be included is required to be limited due to market conditions or otherwise, the holders of Registrable Stock proposing to sell their shares in such underwritten registration shall share pro rata (according to the number of shares requested to be registered) in the number of shares being underwritten (as determined by such underwriter) and registered for their account. The Company shall only be required to effect one registration pursuant to this
Section 4.2.

            (b)	The Company shall not be required to
effect any registration under this Section 4.2 within nine months after the completion of any public offering of its securities pursuant to which the holders of Registrable Stock were afforded the right to register as many shares of their Registrable Stock as requested nor within six months after any other public offering by the Company.

            (c)	The Company shall have the right to
include in any registration statement or post-effective amendment filed pursuant to this Section 4.2 other securities of the Company then proposed to be distributed, except that, to the extent consistent with the rights of other holders of the Company's securities, if and to the extent that the underwriter or underwriters acting with respect of such public offering reasonably determine that the inclusion of such other securities may substantially prejudice or hinder the offering of Registrable Stock, the number of such other securities shall be reduced or eliminated prior to any reduction in the number of shares of Registrable Stock so to be registered.

            (d)	If the registration under this paragraph
(b) is effected on a Form S-3 (or any successor form thereto), and the effectiveness of such registration statement can be maintained without significant additional expense to the Company, then the Company agrees to maintain the effectiveness of such registration statement for a period of one year after its initial effective date.

            4.3	Incidental Registration.

            (a)	If, during the Registration Period, the
Company proposes to register shares of Common Stock or securities convertible into or exercisable for Common
Stock under the Securities Act (other than pursuant to a registration statement on Form S-4 or S-8 or any successor form, or filed in connection with an exchange offer or an offering of securities solely to the existing shareholders or employees of the Company,) whether for sale for its own account or for the account of any other person holding registration rights with respect to the securities of the Company, then the Company shall give written notice of such proposed filing to the holders of Registrable Stock at least twenty days before the anticipated filing date, and such notice shall offer the holders of Registrable Stock the opportunity to register such number of shares of Registrable Stock as the holders of Registrable Stock may request. The
Company shall use its best efforts to cause the managing underwriter or underwriters of a proposed underwritten offering to permit the holders of Registrable Stock to include such securities in such offering on the same terms and conditions as any similar securities of the Company included therein; provided, however, that if the managing underwriter or underwriters of such offering delivers an opinion to the holders of Registrable Stock that the total amount or kind of securities which it or the Company, and any other persons or entities, intend to include in such offering is such as to materially and adversely affect the success of such offering, then the amount or kind of securities to be offered for the accounts of each of the holders of Common
Stock or securities convertible into or exercisable for Common Stock proposed to be registered (other than the Company and any persons exercising demand registration rights) shall be reduced or limited in proportion to their respective values to the extent necessary to reduce the total amount of securities to be included in such offering to the amount recommended by such managing underwriter. For purposes of this Section 4.3, value shall mean principal amount with respect to debt securities and the proposed offering price per share with respect to equity securities. Notwithstanding the foregoing, if, at any time after giving written notice of its intention to register Common Stock or other securities convertible into or exercisable for Common Stock and prior to the effectiveness of the registration statement filed in connection with such registration, the Company determines for any reason either not to effect such registration or to delay such registration, the Company may, at its election, by delivery or written notice to the holders of Registrable Stock, (i) in the case of a determination not to effect registration, relieve itself of its obligations to register any Registrable Stock in connection with such registration, or (ii) in the case of determination to delay the registration, delay the registration of such Registrable Stock for the same period as the delay in the registration of such other shares of Common Stock or other securities convertible into or exercisable for Common Stock.

            4.4	Obligations of the Company.  Whenever
required under this Section 4 to effect the registration of any Registrable Stock, the Company shall, as expeditiously as is reasonably possible:

            (a)	Prepare and file with the Commission a
registration statement with respect to such Registrable
Stock and use its best efforts to cause such registration statement to become effective.

            (b)	Prepare and file with the Commission
such amendments and supplements to such registration statement and prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statements.

            (c)	Furnish to the holders of Registrable
Stock such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as the shareholders may reasonably request in order to facilitate the disposition of Registrable
Stock owned by the holders of Registrable Stock.

            (d)	Use its best efforts to register and
qualify the securities covered by such registration statement under such other securities or blue sky laws of such United States jurisdictions as shall be reasonably requested by the holders of Registrable Stock, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions. Anything in this Agreement to the contrary notwithstanding with respect to the bearing of expenses, if any jurisdiction in which the securities shall be qualified shall require that expenses incurred in connection with the qualification of the securities in that jurisdiction be borne by selling shareholders, then such expenses shall be payable by the holder or holders of Registrable
Stock pro rata to the extent required by such jurisdiction.

            (e)	In the event of any underwritten
public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering.
The holders of Registrable Stock shall also enter into and perform their obligations under such an agreement.

            (f)	Notify the holders of Registrable Stock,
at any time when a prospectus relating to Registrable
Stock covered by such registration statement is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

            (g)	Furnish to the holders of Registrable
Stock, on the date that shares of Registrable Stock are delivered to the underwriters for sale in connection with a registration pursuant to this Section 4, if such securities are being sold by underwriters, or, on the date that the registration statement with respect to such securities becomes effective, (i) an opinion, dated such date, of counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the holders of Registrable Stock and (ii) a letter dated such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters, and to the holders of Registrable Stock.

            4.5	Furnish Information.  The holders of
Registrable Stock shall furnish to the Company such reasonable information regarding the holders of Registrable Stock, the Registrable Stock, and the intended method of disposition of such securities as shall be required to effect the registration of Registrable Stock as to which the holders of Registrable
Stock have requested registration.

            4.6	Expenses of Registration.  All expenses
incident to the Company's performance of or compliance with this Section 4 including, without limitation, all registration and filing fees, fees and expenses of complying with State securities or blue sky laws, printing expenses and fees and disbursements of counsel for the Company and of independent public accountants (including the expense of any special audit), but excluding underwriting commissions and discounts and the fees and disbursements of counsel for the holders of Registrable Stock, shall be borne by the Company.
The holders of Registrable Stock shall bear their own pro rata share (calculated according to the number of their shares as a fraction of the total number of shares covered by such registration statement) of all underwriting commissions and discounts incurred in connection with any offering of Registrable Stock with respect to a registration pursuant to this Section 4, as well as their expenses if they have counsel separate from counsel for the Company.

            4.7	Indemnification and Contribution.
In the event any shares of Registrable Stock are included in a registration statement under Section 4.2 or Section
4.3 hereof:

            (a)	To the extent permitted by law, the
Company will indemnify and hold harmless the holders of Registrable Stock, any underwriter (as defined in the Securities Act), any other person or entity selling securities in such registration statement, and each director and officer of, and person, if any, who controls such underwriter or such other person or entity within the meaning of the Securities Act or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation"): (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law or any rule or regulations promulgated under the Securities Act, the Exchange
Act or any state securities law; provided, however, that the indemnity agreement contained in this subsection
(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by, or which results from the bad faith or gross negligence of, the holder or holders of Registrable Stock, any underwriter for holder or holders of Registrable Stock or controlling person of the holder or holders of Registrable Stock.

            (b)	To the extent permitted by law, the
holder or holders of Registrable Stock will indemnify and hold harmless the Company, each of its directors, each of its officers who have signed the registration statement, each person, if any, who controls the Company within the meaning of the Securities Act, any underwriter, any other person or entity selling securities in such registration statement, and each director and officer of, and person, if any, who controls such underwriter or such other person or entity, against any losses, claims, damages or liabilities (joint or several) to which the Company or any such director, officer, controlling person, or underwriter or controlling person, or such other person or entity or director, officer or controlling person may become subject, under the Securities Act, the Exchange
Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by the holder or holders of Registrable Stock expressly for use in connection with such registration or results from the bad faith or gross negligence of the holder or holders of Registrable Stock, or any underwriter for the holder or holders of Registrable Stock; provided, however, that the indemnity agreement contained in this subsection shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the holder or holders of Registrable Stock, which consent shall not be unreasonably withheld.

            (c)	Promptly after receipt by an indemnified
party under this Section 4.7 of notice of the commencement of any action (including any governmental action), such indemnified party will deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties. An indemnified party shall have the right to retain its own counsel, however, but the fees and expenses of such counsel shall be at the expense of the indemnified party, unless (i) the employment of such counsel has been specifically authorized in writing by the indemnifying party, (ii) the indemnifying party has failed timely to assume the defense and employ counsel, or
(iii) the named parties to any such action (including any impleaded parties) include both the indemnified party and the indemnifying party, and the indemnified party shall have been advised by such counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the indemnifying party (in which case the indemnifying party shall not have the right to assume the defense of such action on behalf of such indemnified party, it being understood, however, that the indemnifying party shall not, in connection with any one such action or separate substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys for all indemnified parties).
The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section
4.7, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 4.7.

            (d)	If the indemnification provided for in
subsection (a) and (b) of this Section 4.7 is unavailable or insufficient to hold harmless an indemnified party under such subsection in respect of any losses, claims, damages or liabilities or action in respect thereof or referred to therein, then each indemnifying party shall in lieu of indemnifying such indemnified party contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or actions in such proportion as is appropriate to reflect the relative fault of the Company, on the one hand, and the holder or holders of Registrable Stock, on the other, in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or actions as well as any other relevant equitable considerations, including the failure to give the notice required under such subsections. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact relates to information supplied by the Company on the one hand, or the holder or holders of Registrable Stock, on the other hand, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the holder or holders of Registrable Stock agree that it would not be just and equitable if contribution pursuant to this Section 4.7(d) were determined by pro rata allocation or by any other method of allocation which did not take account of the equitable considerations referred to above in this subsection. No person guilty of fraudulent misrepresentations (within the meaning of Section 11(f) of the Securities Act), shall be entitled to contribution from any person who is not guilty of such fraudulent misrepresentation.

            (e)	The obligations of the Company and the
holder or holders of Registrable Stock under this Section
4.7 shall survive the completion of any offering of Registrable Stock in a registration statement under this Section 4.

            4.8	Successors and Assigns.  The agreements
of the Company in this Section 4 shall inure to the benefit of and be enforceable by any holder of holders at the time of any Registrable Stock, whether so expressed or not, provided that the termination of registration rights in respect of any shares of Registrable Stock by reason of the operation of Section 4.2 or otherwise shall be binding upon any transferee of such shares, and, in the event such termination applies to only a portion of the shares of Registrable Stock at the time held by any holder thereof, in the absence of contrary agreement between such holder and any transferee of such shares, upon the transfer of less than all of the shares by such holder after such termination, such termination shall apply pro rata to the shares so transferred and the shares retained by such holder, or any subsequent transferee. Upon the request of any such holder, the Company will confirm in writing to any transferee of such holder's Registrable
Stock the Company's continuing obligation to afford such transferee the benefits of the Company's agreements contained in this Section 4, but no failure of the Company to confirm such obligations shall in any way impair such transferee's rights under this Section 4.

            4.9	Amendment.  Anything herein to the
contrary notwithstanding, the provisions of this Section
4 may be amended by an instrument in writing signed by the Company and the holders of not less than 50% of the Registrable Stock.

            5.	Miscellaneous.

	      5.1	Further Assurances.  Each party agrees
to cooperate fully with the other parties and to execute such further instruments, documents and agreements and to give such further written assurances as may be reasonably requested by any other party to evidence and reflect the purchase and sale of the Shares and to carry into effect the intents and purposes of this Agreement.

	      5.2	Transfer; Successors and Assigns.  The
terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any right, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

            5.3	Governing Law.  This Agreement shall
be governed by and construed under the laws of the State of Oklahoma without giving effect to its conflict of law principles.

            5.4	Counterparts; Effectiveness.  This
Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

	      5.5	Titles and Subtitles.  The titles and
subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

            5.6	Notices.  Any notice required or
permitted under this Agreement shall be given in writing and shall be deemed effectively given upon personal delivery to the party to be notified, upon delivery by a nationally recognized overnight courier service, or upon deposit with the United States Post Office, by registered or certified mail, postage prepaid and addressed (i) if to the Company, to the offices of the Company at First Place Tower, Suite 4000, 15
East 5th Street, Tulsa, Oklahoma 74103-4346 and (ii) if to Purchaser, to the address set forth on the signature page hereto, or, in each case, at such other address as such party may designate by written notice.

            5.7	Amendments and Waivers.  Other than
as provided in Section 4 hereof, neither this Agreement nor any of its provisions shall be waived, modified, discharged or terminated except by an instrument in writing signed by the party against whom any such waiver, modification, discharge or termination is sought.

            5.8	Severability.  If one or more
provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

            5.9	Entire Agreement.  This Agreement
constitutes the entire agreement between the parties hereto with respect to the subject matter hereof, and supercedes any all other written or oral agreements existing between the parties hereto relating to the subject matter hereof.

	IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.


					COMPANY:

					AMERICOMM RESOURCES
                                 CORPORATION,
					a Delaware corporation



					By: 	/s/ A.E. Whitehead
				      A. E. Whitehead, Chairman
                                        and
                              Chief Executive Officer



					PURCHASER:

					EMPIRE PETROLEUM CORPORATION,
                              a Delaware corporation

					By: 	/s/ Tom Jacobsen
					Name: Tom Jacobsen
                              Title: President and CEO

         				Address:
					440B 6th Avenue Southwest
					Calgary, Alberta T2P029
                              Canada